                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) June 29, 1998

                          IKON Office Solutions, Inc.
            (Exact name of registrant as specified in its charter)

      OHIO                  File No. 1-5964               23-0334400
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 (State or other           (Commission File               (IRS Employer
 jurisdiction of            Number)                       Identification
 incorporation)                                           Number)



          P.O. Box 834, Valley Forge, Pennsylvania              19482
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      Registrant's telephone number, including area code: (610) 296-8000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On June 29, 1998, the Registrant issued a press release indicating that it anticipates earnings will be significantly lower than the First Call consensus estimate of $0.34 per share for the quarter ending June 30, 1998. The Registrant expects to release third quarter earnings on July 22, 1998.

     This Report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, no assurances can be given that such expectations will prove correct. Such forward-looking information is based upon management's current plans or expectations and is subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Registrant's future financial condition and results. These uncertainties and risks include, but are not limited to, those relating to successfully managing an aggressive program to acquire and integrate new companies, including companies with technical services and products that are relatively new to the Registrant, and also including companies outside the United States, which present additional risks relating to international operations; risks and uncertainties relating to conducting operations in a competitive environment; delays, difficulties, technological changes, management transitions and employment issues associated with a large-scale transformation project; debt service requirements (including sensitivity to fluctuation in interest rates); and general economic conditions. As a consequence, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits
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     (99) Press Release dated June 29, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             IKON OFFICE SOLUTIONS, INC.



                                             By:   /s/ MICHAEL J. DILLON
                                                   ---------------------
                                                   Michael J. Dillon
                                                   Vice President and Controller



Dated: June 29, 1998
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                               Index to Exhibit
                               ----------------



       (99)  Press Release dated June 29, 1998